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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      MARCH 24, 2000
                                                   -----------------------

                                 QRS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

       DELAWARE                       0-21958                   68-0102251
----------------------------        -------------          --------------------
(State or other jurisdiction         (Commission               (IRS Employer
   of incorporation)                 File Number)          Identification No.)

1400 MARINA WAY SOUTH, RICHMOND, CALIFORNIA                             94804
--------------------------------------------                         ----------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code    (510) 215-5000
                                                    --------------------

                                   NOT APPLICABLE
            --------------------------------------------------------------
            (Former name or former address, if changed since last report.)

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ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS

     On March 10, 2000, QRS Corporation, a Delaware Corporation ("QRS"), pursuant to an Agreement and Plan of Merger (the "Reorganization Agreement"), dated February 29, 2000, between QRS and Rockport Trade Systems, Inc., a Massachusetts corporation ("Rockport"), acquired substantially all of the assets of Rockport. A copy of the Reorganization Agreement is attached hereto as
EXHIBIT 2.1 and incorporated herein by reference.

     Pursuant to the Reorganization Agreement, QRS acquired substantially all of the assets of Rockport in return for QRS's payment to Rockport of 817,797 shares of the Common Stock of QRS and QRS's assumption of certain liabilities and obligations of Rockport. The amount of such consideration was determined based upon arm's-length negotiations between QRS and Rockport. Rockport was engaged in providing e commerce solutions for the global sourcing and supply business, which QRS intends to continue. We intend to use purchase accounting.

     A copy of the press release announcing that QRS and Rockport entered into the Reorganization Agreement is attached hereto as EXHIBIT 99.1 and incorporated herein by reference.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

   (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The financial statements required by part (a) of Item 7 relating to the acquired business referred to in Item 2 above are not currently available. The required financial statements will be filed in an amendment to this Report under cover of Form 8-K/A as soon as practicable, but not later than May 24, 2000, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.

   (b)   PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information required by part (b) of Item 7 for the acquisition transaction described in Item 2 above is not currently available. The required pro forma financial information will be filed in an amendment to this Report under cover of Form 8-K/A as soon as practicable, but not later than May 24, 2000, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.

   (c)   EXHIBITS.

         The following documents are filed as exhibits to this report:

         2.1 Agreement and Plan of Reorganization, dated as of February 29, 2000, by and between QRS Corporation and Rockport Trade Systems, Inc.

         99.1     Press Release dated February 29, 2000.




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                                 EXHIBIT INDEX

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Exhibit

2.1 Agreement and Plan of Reorganization, dated as of February 29, 2000, by and between QRS Corporation and Rockport Trade
          Systems, Inc.

99.1      Press Release dated February 29, 2000

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